Exhibit 99.1

Dolby Laboratories Reports Third Quarter Fiscal 2012 Results

SAN FRANCISCO--(BUSINESS WIRE)--August 2, 2012--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company’s financial results for its third quarter of fiscal 2012.

For the third quarter, Dolby reported total revenue of $207.9 million, compared to $219.0 million for the third quarter of fiscal 2011.

Third quarter GAAP net income was $51.5 million, or $0.48 per diluted share, compared to $61.7 million, or $0.55 per diluted share, for the third quarter of fiscal 2011. On a non-GAAP basis, third quarter net income was $60.8 million, or $0.57 per diluted share, compared to $72.8 million, or $0.65 per diluted share, for the third quarter of fiscal 2011. Dolby’s non-GAAP measures exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items.

“Though we are updating our outlook to reflect a challenging global economy, we continue to execute on our long-term growth initiatives,” said Kevin Yeaman, President and Chief Executive Officer, Dolby Laboratories. “In the third quarter, we continued to experience growth from our presence in the smartphone market, and we showcased our next-generation audio technology, Dolby Atmos™, to industry-wide acclaim with the highly anticipated release of Disney Pixar’s Brave.”

Financial Outlook

For fiscal 2012, Dolby is now anticipating total revenue to range from $900 million to $920 million.

GAAP

For fiscal 2012, gross margin is estimated to be approximately 90 percent, operating expenses are expected to range from $467 million to $473 million, and other income is expected to be approximately $7 million. The Company’s effective tax rate is estimated to be approximately 28 percent for fiscal 2012. Although stock-based compensation expense may vary based on factors such as stock price or volatility, total stock-based compensation expense for fiscal 2012 is anticipated to be approximately $48 million. Charges related to the amortization of acquired intangibles are expected to be approximately $11 million for the fiscal year, and restructuring charges are expected to range from approximately $1 million to $2 million in fiscal 2012.

Non-GAAP

For fiscal 2012, gross margin is estimated to be approximately 91 percent, operating expenses are expected to range from $415 million to $420 million, and other income is expected to be approximately $7 million. The Company’s effective tax rate is estimated to be approximately 28 percent for fiscal 2012. Dolby’s non-GAAP measures exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. In addition, the non-GAAP measures exclude a one-time benefit resulting from the release of a deferred tax liability in the first quarter of fiscal 2011.

Diluted Earnings per Share

Dolby continues to expect diluted shares outstanding of approximately 108 million. This outlook leads to a fiscal 2012 diluted earnings per share anticipated range of $2.35 to $2.43 on a GAAP basis and $2.75 to $2.83 on a non-GAAP basis.

The Company’s Conference Call Information

Members of Dolby Laboratories’ management will lead a conference call open to all interested parties to discuss the Company’s Q3 fiscal 2012 financial results at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, August 2, 2012.

Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm. To access the conference by phone, callers can dial 1-888-471-3841 from within the United States or 1-719-325-2345 from outside the country.

A replay of the call will be available from 5:00 p.m. PT on Thursday, August 2, 2012, until 9:00 p.m. PT on Thursday, August 9, 2012. Callers can dial 1-877-870-5176 from within the United States or 1-858-384-5517 from outside the country, and then enter the confirmation code 2367324. An archived version of the teleconference will also be available on the Dolby Laboratories website, www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, tax rate, net income, and diluted earnings per share. These measures are adjusted to exclude the charges and expenses discussed above. Dolby presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the impact of stock-based compensation expense, amortization of intangible assets acquired through business combinations, restructuring charges, the related tax impact of all of these items on the provision for income taxes, and a one-time benefit resulting from the release of a deferred tax liability in the first quarter of fiscal 2011, and the non-GAAP measures that exclude such information in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its SEC filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on Dolby’s investor relations website at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including statements relating to Dolby’s expectations regarding revenue, gross margin, operating expense, other income, tax rate, stock-based compensation, amortization of intangibles, restructuring charges, and diluted earnings per share for fiscal 2012, and its statements regarding its long-term growth initiatives and growth from its presence in the smartphone market, as well as anticipated performance of newly released technologies are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; the timing of the launch date of Windows® 8; pricing pressures; risks associated with the rate at which OEMs include optical disc playback in Windows 8 devices and the rate of consumer adoption of Windows operating systems; risks that shifts from disc-based media to online media content could result in fewer devices with Dolby technologies; risks associated with the effects of macroeconomic conditions; the timing of Dolby’s receipt of royalty reports and/or payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) is the global leader in technologies that are essential elements in the best entertainment experiences. Founded in 1965 and best known for high-quality audio and surround sound, Dolby creates innovations that enrich entertainment at the movies, at home, or on the go. For more information about Dolby Laboratories or Dolby technologies, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Dolby Atmos is a trademark of Dolby Laboratories. Blu-ray Disc is a trademark of the Blu-ray Disc Association. Windows is a registered trademark of Microsoft Corporation. S12/25954 DLB-F

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts) (unaudited)

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	July 1, 2011	June 29, 2012	July 1, 2011	June 29, 2012
Revenue:
Licensing	$181,790	$178,436	$584,593	$603,409
Products	28,395	22,132	100,769	75,760
Services	8,814	7,304	26,375	22,340
Total revenue	218,999	207,872	711,737	701,509

Cost of revenue:
Cost of licensing	4,095	2,892	13,827	9,523
Cost of products	20,320	14,529	62,549	46,052
Cost of services	3,518	3,610	9,153	9,458
Total cost of revenue	27,933	21,031	85,529	65,033
Gross margin	191,066	186,841	626,208	636,476
Operating expenses:
Research and development	34,086	35,123	90,812	102,185
Sales and marketing	36,726	46,819	112,488	133,029
General and administrative	32,397	36,859	104,594	109,605
Restructuring charges, net	(48)	(85)	737	1,193
Total operating expenses	103,161	118,716	308,631	346,012
Operating income	87,905	68,125	317,577	290,464
Other income, net	2,546	2,196	6,434	5,576
Income before income taxes	90,451	70,321	324,011	296,040
Provision for income taxes	(28,404)	(18,915)	(92,717)	(82,951)
Net income including controlling interest	62,047	51,406	231,294	213,089
Less: net (income) / loss attributable to controlling interest	(299)	123	(1,098)	(281)
Net income attributable to Dolby Laboratories, Inc.	$61,748	$51,529	$230,196	$212,808

Basic earnings per share	$0.55	$0.48	$2.06	$1.97
Diluted earnings per share	$0.55	$0.48	$2.03	$1.96

Weighted-average shares outstanding (basic)	111,494	106,328	111,893	107,876
Weighted-average shares outstanding (diluted)	112,349	107,202	113,165	108,493

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands) (unaudited)

	September 30, 2011	June 29, 2012
ASSETS
Current assets:
Cash and cash equivalents	$551,512	$670,408
Short-term investments	391,281	322,399
Accounts receivable, net	61,815	46,034
Inventories	26,244	12,760
Deferred taxes	90,869	89,983
Prepaid expenses and other current assets	36,877	27,447
Total current assets	1,158,598	1,169,031
Long-term investments	272,797	295,950
Property, plant and equipment, net	117,107	140,127
Intangible assets, net	51,573	42,115
Goodwill	263,260	263,536
Deferred taxes	14,779	22,157
Other non-current assets	6,273	20,639
Total assets	$1,884,387	$1,953,555

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$127,922	$124,192
Income taxes payable	4,762	3,147
Deferred revenue	26,701	25,099
Total current liabilities	159,385	152,438
Long-term deferred revenue	15,526	16,878
Deferred taxes	671	615
Other non-current liabilities	23,455	32,562
Total liabilities	199,037	202,493
Stockholders’ equity:
Class A common stock	52	48
Class B common stock	58	57
Additional paid-in capital	210,681	64,969
Retained earnings	1,445,189	1,657,997
Accumulated other comprehensive income	7,533	5,897
Total stockholders’ equity - Dolby Laboratories, Inc.	1,663,513	1,728,968
Controlling interest	21,837	22,094
Total stockholders’ equity	1,685,350	1,751,062
Total liabilities and stockholders’ equity	$1,884,387	$1,953,555

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands) (unaudited)

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	July 1, 2011	June 29, 2012	July 1, 2011	June 29, 2012
Operating activities:
Net income including controlling interest	$62,047	$51,406	$231,294	$213,089
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,930	11,086	33,975	31,189
Stock-based compensation expense	10,916	10,741	32,916	34,243
Amortization of premium on investments	4,570	3,974	12,375	13,280
Excess tax benefit from exercise of stock options	(1,338)	(516)	(12,643)	(941)
Provision for doubtful accounts	(28)	317	828	449
Deferred taxes	2,045	2,955	1,573	(7,075)
Payment on litigation settlement	(3,000)	—	(3,000)	—
Other non-cash items affecting net income	18	(2,199)	175	38
Changes in operating assets and liabilities:
Accounts receivable	34,283	11,256	14,065	15,359
Inventories	7,965	4,399	4,927	5,275
Prepaid expenses and other assets	(3,003)	1,710	(6,718)	582
Accounts payable and other liabilities	(14,016)	11,508	(27,394)	874
Income taxes, net	5,766	(7,251)	6,386	6,857
Deferred revenues	3,412	(1,057)	5,400	(221)
Net cash provided by operating activities	122,567	98,329	294,159	312,998
Investing activities:
Purchases of available-for-sale securities	(86,788)	(309,645)	(454,795)	(431,894)
Proceeds from sales of available-for-sale securities	53,957	156,066	169,419	261,520
Proceeds from maturities of available-for-sale securities	53,286	91,400	176,200	202,915
Purchases of property, plant and equipment	(10,782)	(19,775)	(30,334)	(50,225)
Acquisitions, net of cash acquired	—	—	(3,350)	(575)
Purchases of intangible assets	—	(350)	—	(350)
Proceeds from sales of property, plant and equipment and assets held for sale	280	273	3,077	988
Net cash provided by/(used in) investing activities	9,953	(82,031)	(139,783)	(17,621)
Financing activities:
Proceeds from issuance of common stock, net of shares withheld for taxes	7,705	9,292	22,920	12,816
Repurchase of common stock	(67,376)	(103,810)	(142,500)	(189,959)
Excess tax benefit from exercise of stock options	1,338	516	12,643	941
Net cash used in financing activities	(58,333)	(94,002)	(106,937)	(176,202)
Effect of foreign exchange rate changes on cash and cash equivalents	149	124	1,304	(279)
Net increase/(decrease) in cash and cash equivalents	74,336	(77,580)	48,743	118,896
Cash and cash equivalents at beginning of period	520,268	747,988	545,861	551,512
Cash and cash equivalents at end of period	$594,604	$670,408	$594,604	$670,408

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables show the Company’s third quarter of fiscal years 2011 and 2012 GAAP financial measures reconciled to non-GAAP financial measures included in this release:

Net income:	Fiscal Quarter Ended
	July 1, 2011	June 29, 2012
	(in thousands)
GAAP net income	$61.7	$51.5
Stock-based compensation	10.9	10.7
Amortization of acquired intangibles	5.2	2.5
Restructuring charges, net	—	—
Income tax adjustments	(5.0)	(3.9)
Non-GAAP net income	$72.8	$60.8

Diluted earnings per share:	Fiscal Quarter Ended
	July 1, 2011	June 29, 2012
GAAP diluted earnings per share	$0.55	$0.48
Stock-based compensation	0.10	0.10
Amortization of acquired intangibles	0.05	0.02
Restructuring charges, net	—	—
Income tax adjustments	(0.05)	(0.03)
Non-GAAP diluted earnings per share	$0.65	$0.57

Shares used in computing diluted earnings per share (in millions)	112	107

The following tables show the Company’s fiscal year 2012 GAAP financial targets reconciled to non-GAAP financial targets included in this release (numbers are approximate):

Gross margin:
	Fiscal Year 2012
GAAP gross margin	90%
Stock-based compensation	—%
Amortization of acquired intangibles	1%
Non-GAAP gross margin	91%

Product gross margin:	Fiscal Year 2012
	Low	High
GAAP products gross margin	37%	38%
Stock-based compensation	1%	1%
Amortization of acquired intangibles	2%	2%
Non-GAAP products gross margin	40%	41%

Operating expenses:	Fiscal Year 2012
	Low	High
GAAP operating expenses	$467	$473
Stock-based compensation	(47)	(47)
Amortization of acquired intangibles	(4)	(4)
Restructuring charges, net	(1)	(2)
Non-GAAP operating expenses	$415	$420

Diluted earnings per share:	Fiscal Year 2012
	Low	High
GAAP diluted earnings per share	$2.35	$2.43
Stock-based compensation	0.44	0.44
Amortization of acquired intangibles	0.10	0.10
Restructuring charges, net	0.01	0.02
Income tax adjustments	(0.15)	(0.16)
Non-GAAP diluted earnings per share	$2.75	$2.83

Shares used in computing diluted earnings per share	108	108

CONTACT:
Dolby Laboratories
Alex Hughes, 415-645-4572 (Investors)
investor@dolby.com
Sean Durkin, 415-645-5176 (Media)
news@dolby.com